Third QuarterDivider 2020 slide Results Conference Call Presentation 29 September, 2020 October 29, 2020

Safe Harbor Statement Note to Our Investors This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “ believe,”“ anticipate,”“ expect,”“ estimate,”“ intend,”“ project,”“ plan,”“will be,”be,”“will likely continue,”continue,”“will likely result” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about single-family residential housing demand and the drivers of demand; general economic conditions, including unemployment and mortgage rates; management priorities and areas of focus; future trends in wood-based commodity prices; trends in deurbanization, housing inventory and prices; trends in residential repair and remodel activity; the influence of wood-based commodity price inflation on specialty product sales; trends in working capital performance; our estimated annual cash commitments; the ability of our balance sheet to support operating initiatives and growth strategy; and our ability to use our federal net operating losses by the end of the 2020 fiscal year. Forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those listed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 28, 2019, and those discussed in our Quarterly Reports on Form 10-Q and in our periodic reports filed with the SEC from time to time. We operate in a changing environment in which new risks can emerge from time to time It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: fluctuations in commodity prices; inventory management; changes in the prices, supply and/or demand for products that we distribute; adverse housing market conditions; levels of new residential housing starts and residential repair and remodeling activity; the COVID-19 pandemic and other contagious illness outbreaks and their potential effects on our industry, suppliers and supply chain, and customers, and our business, results of operations, cash flows, financial condition, and future prospects; our ability to integrate and realize anticipated synergies from acquisitions; loss of material customers, suppliers, or product lines in connection with acquisitions; operational disruption in connection with the integration of acquisitions; our indebtedness and its related limitations; sufficiency of cash flows and capital resources; our ability to monetize real estate assets; disintermediation by customers and suppliers; competitive industry pressures; industry consolidation; product shortages; loss of and dependence on key suppliers and manufacturers; import taxes and costs, including new or increased tariffs, anti-dumping duties, countervailing duties, or similar duties; our ability to successfully implement our strategic initiatives; fluctuations in operating results; sale-leaseback transactions and their effects; real estate leases; changes in interest rates; exposure to product liability claims; our ability to complete offerings under our shelf registration statement on favorable terms, or at all; changes in our product mix; petroleum prices; information technology security and business interruption risks; litigation and legal proceedings; natural disasters and unexpected events; activities of activist stockholders; labor and union matters; limits on net operating loss carryovers; pension plan assumptions and liabilities; risks related to our internal controls; retention of associates and key personnel; federal, state, local and other regulations, including environmental laws and regulations; and changes in accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures. BlueLinx reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We also believe that presentation of certain non-GAAP measures, such as Adjusted EBITDA, the ratio of our total net debt to Adjusted EBITDA, and free cash flow, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Explanations of these non-GAAP measures are included in the accompanying Appendix to this presentation, and any non-GAAP measures used herein are reconciled herein or in the financial tables in the Appendix to their most directly comparable GAAP measures. We caution that non-GAAP measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Cedar Creek Acquisition. We completed the acquisition of Cedar Creek on April 13, 2018 (the “Closing Date”). As a result, Cedar Creek’s financial results are only included in the combined company’s reported financial results from the Closing Date forward, and period over period results may not be directly comparable. With the acquisition and integration of Cedar Creek, we also changed our internal product hierarchy within our Structural and Specialty product categories. As a result, prior year amounts have been reclassified to conform to the current year product mix of Structural and Specialty products. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 1 -1-

Executive Summary

Third Quarter 2020

Market Conditions

- **Single-family residential housing remains strong.** Single-family residential housing demand remains strong, supported by low interest rates, significant shortages in available housing inventory and ongoing trend toward deurbanization
- **Commodity wood price inflation.** Historic inflation in wood-based commodity prices throughout the quarter driven by lower mill capacity utilization and increased demand
- **Builders' Confidence Index at an all-time high.** Builders' Confidence Index remains at all-time highs, setting 35-year record in October
- **Remodeling activity continues to improve.** Remodeling Market Index (RMI) increased 71% to 82 for third quarter 2020, when compared to first quarter 2020 RMI of 48
- **Economic measures trending positively.** Employment conditions improving; national unemployment rate down in September to 7.9%, a 50-basis point improvement from August. The rate on a 30-year fixed rate mortgage declined to a record low of 2.80% in October

Company Performance

- **Record third quarter results.** Operational emphasis coupled with recovering housing market and significant rise in wood-based commodity prices contributed to record gross profit, net income and Adjusted EBITDA
- **Significant leverage reduction while enhancing liquidity.** Reduced bank debt outstanding by $181 million; Excess availability and cash increased to $202 million as of quarter end
- **Broad-based sales growth.** Total net sales +28%; structural sales +66%; specialty sales +9%
- **Margin expansion across both product categories.** Total gross margin +450 basis points to 18.3%; structural gross margin increased from 9.0% to 19.6%; specialty gross margin increased from 16.2% to 17.4%
- **Disciplined cost controls.** Reduced overhead costs by $4 million through second quarter 2020 initiatives and continued scrutiny of all costs
- **Improved profitability.** Net income increased $62 million to $55 million; earnings per share of $5.72 vs. $(0.75) in prior year period; Adjusted EBITDA of $81 million, up $62 million
- **Eliminated Term Loan leverage covenant.** Operating cash flow in Q3 enabled reduction of Term Loan to principal balance of $44 million in October eliminating net leverage covenant and reducing interest expense for the Company

Note: All comparisons versus the prior-year period unless otherwise noted

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BlueLinx America's Building Products Distributor

Management Priorities Focused on organic revenue growth, margin expansion, cost reduction and deleveraging Create sustained organic revenue growth Generate sustained margin expansion through national account growth, product through improved logistics, administrative category emphasis and local market strategic operating efficiencies, and effective price share gains management Closely manage working capital through Generate cash flow to support sustained investment in process, analytical tools and profitable sales growth and financial personnel flexibility 3 -3-

Elevated Commodity Prices a Third Quarter Tailwind

Commodity Prices began to decline in October

Wood-based commodity prices began rising sharply in May 2020 and continued through September

Constrained mill production, coupled with increased demand for housing are primary drivers of price inflation

October prices have declined from September highs, but remain at elevated levels

Mitigating volatility through centralized management of purchasing, low inventory levels, price protection contracts and consigned inventory

Framing Lumber Composite Index

As of October 2020(1)


$1,000
$800
$600
$400
$200
$0
Oct-20 framing lumber prices were **91%** above the five-year average and are currently **28%** off the peak set the 3rd week of Sept*
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
May-16
Jul-16
Sep-16
Nov-16
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17
Jan-18
Mar-18
May-18
Jul-18
Sep-18
Nov-18
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20

Structural Panel Composite Index

As of October 2020(2)


$1,000
$750
$500
$250
$0
Oct-20 structural panel prices were **74%** above the five-year average and are currently **10%** off the peak set the 3rd week of Sept*
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
May-16
Jul-16
Sep-16
Nov-16
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17
Jan-18
Mar-18
May-18
Jul-18
Sep-18
Nov-18
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20

(1) Source: Random Lengths, company analysis; Oct-20 data thru 10/22/20
(2) Source: Random Lengths; company analysis; Oct-20 data thru 10.23/20

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BlueLinx America's Building Products Distributor

Acceleration In Single-Family Housing Demand

We are highly correlated to single-family housing start (SFHS) activity

Builders' Confidence Index reached the 35-year high of 85 in Oct-20; traffic of prospective buyers has increased significantly

Housing inventory at all-time low; mortgage rates remain attractive for first-time buyers and support escalating housing prices

SFHS increased 17% in 3Q20 compared to the prior year period; SFHS remain 43% below the 2005 peak

Pandemic driving deurbanization; population trend toward lower density communities

Total U.S. Single Family Housing Starts

Housing starts in thousands(1)



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Single-family housing starts remain
~43% below the prior cyclical peak
50-year average
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E 2021E 2022E 2023E

Total U.S. Monthly Single-Family Residential Home Supply

Months of inventory(2)



Current housing inventory is
~38% below the 20-year
average
15
10
5
0
Jan-00 Mar-01 May-02 Jul-03 Sep-04 Nov-05 Jan-07 Mar-08 May-09 Jul-10 Sep-11 Nov-12 Jan-14 Mar-15 May-16 Jul-17 Sep-18 Nov-19

NAHB "Builders' Confidence" Market Index

Composite index(2)



Builders' confidence reached a 35-
year high in Oct-20
100
75
50
25
0
Jan-00 Mar-01 May-02 Jul-03 Sep-04 Nov-05 Jan-07 Mar-08 May-09 Jul-10 Sep-11 Nov-12 Jan-14 Mar-15 May-16 Jul-17 Sep-18 Nov-19

(1) Source: Historical data is U.S. Census Bureau; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution

(2) Source: U.S. Census Bureau. The months' supply is the ratio of houses for sale to houses sold. This statistic provides an indication of the size of the for-sale inventory in relation to the number of houses currently being sold. The months' supply indicates how long the current for-sale inventory would last given the current sales rate if no additional new houses were built.

(3) Source: NAHB. The NAHB Housing Market Index (HMI) is based on a monthly survey of NAHB members designed to take the pulse of the single-family housing market. The survey asks respondents to rate market conditions for the sale of new homes at the present time and in the next six months as well as the traffic of prospective buyers of new homes.

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BlueLinx America's Building Products Distributor

Growth In Residential Repair & Remodel Activity

U.S. Installed base of more than 124 million homes

Remodeling buoyed by DIY maintenance and exterior projects starting in the early phase of the pandemic

Repair and remodel activity appears to be early cycle; median home size may expand to accommodate remote working post-pandemic

Decking, siding and outdoor living projects are outperforming general R&R due to the pandemic, enhancing the value of outdoor space

~124 million existing homes in the U.S.; growing installed base requiring ongoing maintenance

Total Installed Base of U.S. Homes, Including Renter and Owner-Occupied Homes

Homes in millions(1)


116
117
117
118
118
119
120
121
122
123
124
125
126
127
128
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020E
2021E
2022E
2023E
2024E

U.S. Private Residential Construction Put-In-Place

Dollars in millions(2)


$60,000
$45,000
$30,000
$15,000
$0
Jan-00
Feb-01
Mar-02
Apr-03
May-04
Jun-05
Jul-06
Aug-07
Sep-08
Oct-09
Nov-10
Dec-11
Jan-13
Feb-14
Mar-15
Apr-16
May-17
Jun-18
Jul-19
Aug-20

LIRA Remodeling Activity Index

Quarterly composite(3)


$400
$300
$200
$100
$0
1Q00
1Q01
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18
1Q19
1Q20
1Q21E

(1) Source: HIRL Research

(2) Source: Historical data is from the U.S. Census Bureau; The Value of Construction Put in Place Survey (VIP) provides monthly estimates of the total dollar value of construction work done in the U.S. The survey covers construction work done each month on new structures or improvements to existing structures for private and public sectors.

(3) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. The indicator, measured as an annual rate-of-change of its components, is designed to project the annual rate of change in spending for the current quarter and subsequent four quarters, and is intended to help identify future turning points in the business cycle of the home improvement and repair industry.

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3Q20 Key Financial Indicators Significant year-over-year growth in net sales, gross profit, net income and adjusted EBITDA Total Net Sales Total Gross Profit Dollars in millions Dollars in millions $2,696 $2,845 $436 $355 $871 $159 $679 $94 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 Total Net Income Total Adjusted EBITDA Dollars in million, except for per share Dollars in millions $55 million $51 million $143 $5.72/ share $5.28/share $81 $67 $(7) million $(24) million $19 $(0.75)/ share $(2.52)/share 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 Note: All comparisons versus the prior-year period unless otherwise noted 7 -7-

3Q20 Key Financial Indicators Margin expansion driven by improved price realization and disciplined cost management Gross Margin Operating Margin Total Gross Profit / Total Net Sales Operating Income (Loss) / Total Net Sales 18.3% 9.4% 15.3% 13.8% 13.2% 4.0% 0.9% 1.0% 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 SG&A Margin Adjusted EBITDA Margin SG&A Expense / Total Net Sales Total Adjusted EBITDA / Total Net Sales 9.3% 11.2% 10.7% 10.4% 9.1% 5.0% 2.8% 2.5% 3Q19 3Q20 TTM 3Q19 TTM 3Q20 3Q19 3Q20 TTM 3Q19 TTM 3Q20 Note: All comparisons versus the prior-year period unless otherwise noted 8 -8-

Specialty products performance Gross margins for specialty products continue to improve Specialty Products Sales Dollars in millions Specialty products net sales of $496 million, 57% of 3Q20 total $482 $496 net sales $442 $453 $449 $398 $421 Specialty products gross profit of $86 million, increased 18% or $13 million 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Specialty Products Gross Margin Margin in percent Specialty products gross margin of 17.4%, up 120 basis points; 1Q19-2Q20 Avg. Gross Margin: 16.2% disciplined pricing strategy coupled 17.3% 17.4% with strong market dynamics 16.4% 16.2% 16.1% 15.9% Specialty products less sensitive to 15.2% wood-based commodity price inflation 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Note: All comparisons versus the prior-year period unless otherwise noted 9 -9-

Structural products performance Broad-based net sales growth, margin expansion across both structural and specialty groups Structural Products Sales Structural product net sales of Dollars in millions $375 $375 million, 43% of total 3Q20 net sales $250 $225 $226 $241 $197 $215 Third quarter impact of wood- based commodity inflation on structural net sales is estimated to be between $105 to $115 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 million Structural Products Gross Margin Structural products gross profit of Margin in percent $73 million, increased $53 million 1Q19-2Q20 Avg. Gross Margin: 9.0% 19.6% 10.1% 9.5% 9.0% 9.3% Gross margin expansion driven by 7.7% 8.7% selling lower cost inventory during a period of rapidly increasing commodity prices 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Note: All comparisons versus the prior-year period unless otherwise noted 10 -10-

Targeted Reduction In Operating Working Capital Disciplined operating working capital management supports improved financial strength Operating Working Capital Management Days Sales of Inventory (DSI) Strong working capital performance; Dollars in millions(1) Number of Days overall working capital increased 1% despite sales increasing 28% year over 60 61 58 year $600 18.5% 55 56 53 40 18.0% $56 million decline in total $500 inventory; improved DSI by 16 days, 17.5% or nearly 29% 17.0% $400 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 16.5% Days Sales Outstanding (DSO) While accounts receivable balance Number of Days increased $65 million as a result of $300 16.0% higher sales, DSO declined 4 days, 34 or 12% in 3Q20 33 33 15.5% $200 32 32 Significant improvement in return 15.0% 30 30 on working capital as overall working capital remained relatively $100 14.5% flat with improved Adjusted EBITDA 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Total Working Capital Working Capital % of TTM Sales 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 (1) Operating Working Capital includes cash, accounts receivable and inventory, less accounts payable Note: All comparisons versus the prior-year period unless otherwise noted 11 -11-

Significant Reduction In Bank Debt Outstanding

Strong free cash flow and sale leaseback transactions supported $181 million TTM reduction in bank debt

Reduced bank debt outstanding by $181 million over the last year; bank interest expense decreased by $4.3 million

Generated $61 million of cash flow during the third quarter through strong Adjusted EBITDA

Further reduced term loan balance to $44 million in Oct-20, eliminating the total net leverage covenant

Estimated annual cash commitments ~$50 million

Reduced Bank Debt By Nearly 50% since 2Q18

Dollars in millions(1)



ABL
Term Loan
$630
$180
$450
2Q18
$594
$179
$415
3Q18
$512
$179
$333
4Q18
$572
$178
$394
1Q19
$516
$147
$369
2Q19
$502
$147
$355
3Q19
$473
$147
$326
4Q19
$459
$77
$382
1Q20
$391
$69
$322
2Q20
$321
$58
$263
3Q20

Improved Free Cash Flow Generation

Dollars in millions(2)



($60)
1Q19
$5
2Q19
$14
3Q19
$25
4Q19
($60)
1Q20
$72
2Q20
$61
3Q20

Estimated Annual Cash Commitments

Dollars in millions(3)

Finance Lease Interest	$24
Cash Taxes (4)	$8
ABL Interest	$8
Term Loan Interest	$4
Capital Expenditures	$5
Pension	$1
Annual Cash Commitments	**~$50**

(1) Denotes a $58 million 8.0% term loan due October 2023; and a $263 million 2.5% sr. secured revolving credit facility due October 2022
(2) Free cash flow in a non-GAAP metric defined as total operating cash flow less total capital expenditures
(3) Provided solely to illustrate potential future annual uses of cash; excludes principal payments under Term Loan, ABL, and Finance leases
(4) Cash taxes based on 2020 estimate which includes fully utilizing Federal NOLs in current year.

Note: All comparisons versus the prior-year period unless otherwise noted

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BlueLinx America's Building Products Distributor

Significant Improvement in Liquidity and Net Leverage Excess availability, including cash on hand, of $202 million; total net leverage improved to 4.1x Excess Availability and Cash on Hand Federal Deferred Tax Assets (NOLs) Dollars in millions(1) Dollars in millions Excess availability and cash on hand of $202 million, +$104 million; All remaining $80 to balance sheet flexibility provides $202 be used foundation to support operating $59 used; $100 remaining YE18 initiatives and sales growth strategy $138 $114 $101 $98 $97 $20 used; $80 $80 remaining YE19 Reduced total net leverage since 3Q19 through significant deleveraging 2018 - NOLs used 2019 - NOLs used 2020 - NOLs used efforts 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 (Estimate) Total Net Leverage Ratio, Including Finance Leases Net Debt / TTM 3Q20 Adjusted EBITDA 10.4 x 9.7 x $80 million in remaining federal 9.2 x NOLs expected to be fully utilized 8.1 x in calendar 2020 4.1 x 3Q19 4Q19 1Q20 2Q20 3Q20 (1) Includes excess availability and cash on hand under our revolving credit facility due October 2022 Note: All comparisons versus the prior-year period unless otherwise noted 13 -13-

Divider slide Appendix29 September, 2020

Non-GAAP Measures BlueLinx reports its financial results in accordance with GAAP, but we also believe that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. We caution that non-GAAP measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Adjusted EBITDA. We define Adjusted EBITDA as and amount equal to net income plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to the Cedar Creek acquisition, and gains on sales of properties including amortization of deferred gains. We present Adjusted EBITDA because it is the primary measure used by management to evaluate operating performance and, we believe, helps to enhance investors’ overall understanding of the financial performance and cash flows of our business. We believe Adjusted EBITDA is helpful in highlighting operating trends. We also believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. However, Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of financial condition from those determined under GAAP. Adjusted EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. Free Cash Flow. We define free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of financial condition from those determined under GAAP. Free cash flow, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. Net Debt and Total Net Leverage Ratio. We determine our net debt based on our total short- and long-term debt, including our outstanding balances under our term loan and revolving credit facility and the total amount of our obligations under our financing leases, less cash and cash equivalents. We believe that net debt is useful to investors because our management reviews our net debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business. We determine our total net leverage ratio by dividing our net debt by trailing twelve-month Adjusted EBITDA. We believe that this ratio is useful to investors because it is an indicator of our ability to meet our future financial obligations. In addition, the ratio is a measure that is frequently used by investors and creditors. Our net debt and total net leverage ratio are not presentations made in accordance with GAAP, and are not intended to present a superior measure of our financial condition from measures and ratios determined under GAAP. In addition, our net debt and total net leverage ratio, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. 15 -15-

Non-GAAP Reconciliation 16 -16-

Non-GAAP Reconciliation 17 -17-

Non-GAAP Reconciliation 18 -18-